[LOGO]                                                       Annual Report for
THE FIRST NAME IN MUTUAL FUNDS                                      Year Ended
                                                             December 31, 1995


MFS(R) UTILITIES SERIES
A Series of MFS(R) Variable Insurance Trust

MFS(R) UTILITIES SERIES
A SERIES OF MFS(R)  VARIABLE INSURANCE TRUST

TRUSTEES
A. Keith Brodkin*
Chairman and President

Nelson J. Darling, Jr.
Trustee, Eastern Enterprises
(diversified holding company)

William R. Gutow
Vice Chairman,
Capitol Entertainment
(Blockbuster Video Franchise)

PORTFOLIO MANAGER
Maura Shaughnessy*

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

SHAREHOLDER SERVICE CENTER
MFS Service Center, Inc.
P.O. Box 1400
Boston, MA 02107-9906

For additional information, contact your financial adviser.

CUSTODIAN
Investors Bank & Trust Company

AUDITORS
Deloitte & Touche LLP




*Affiliated with the Investment Adviser

Dear Contract Owner:
An environment of declining interest rates and a favorable outlook for inflation helped establish a pattern of positive performance in both fixed-income and equity markets around the world during the past 12 months. Yields on many fixed-income securities continued to decline throughout the year, and bond prices rose in response to these declines. At the same time, lower interest rates and strong corporate earnings reports through most of the year helped the prices of many stocks to rise over the period, producing strong returns. For the 12 months ended December 31, 1995, the U.S. stock market, as measured by the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance, returned +37.53%. All of the series in the Trust which invest in equity securities participated in this favorable performance and achieved positive total returns.

U.S. Outlook
Moderate but sustainable growth was the hallmark of the economic expansion's fifth year, although some signs of sluggishness were evident late in the year. Recent retail sales, for example, have been disappointing, in part because of rising levels of consumer debt. In addition, growth is not expected to get much help from the manufacturing sector as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad limits demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer-term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Global Outlook
A pattern of slow to moderate growth and low and controlled inflation remains a dominant theme in major industrialized countries, including the United States. While the recent recovery of the dollar against the German mark and the Japanese yen has added some strength to the economies of Europe and Japan, the outlook is for sluggish economic growth, in the near term at least. And although moves by central banks in Germany and Japan to lower interest rates have helped stimulate domestic demand, many industrial companies in these countries are still struggling to compete in a global marketplace in which the prices of their products are less competitively priced. On the positive side, this does mean little to no inflationary pressure in these countries, and we believe that this, combined with further reductions in interest rates, could help provide a foundation for stronger economic growth in the long run. Also, we believe that many of the cost-cutting measures taken by companies in these countries over the past few years will ultimately provide earnings leverage when economic growth improves. Inflation in most overseas economies remains in a downward trend, providing fixed-income investors with opportunities for relatively attractive real rates of interest, possibly accompanied by moderate price appreciation. While the dollar continues to represent a sound store of long-term value, its relative strength in the near term is being restrained by the persistent U.S. current-account deficit.

Bond Markets
Given the recent signs of economic weakness, prospects for the Federal Reserve Board's further decreasing short-term interest rates are good. Long-term rates, meanwhile, moved noticeably downward in the latter months of 1995 in anticipation of more modest fourth-quarter growth with continued low inflation. While there were some increases in commodity prices early in the year, companies found it difficult to pass these on at the consumer level as they continue to fight for market share. Additionally, unit labor costs remain under control and seem to be growing at a pace that is near or below the ongoing inflation rate. Thus, with long-term U.S. government bonds yielding approximately 6% in an environment of 2% to 3% inflation, real rates of return in the fixed-income markets remain relatively attractive.

In world bond markets, slowing economic growth, low inflation, and declining official interest rates helped result in solid performance during the past 12 months. European governments are engaged in multi-year programs to reduce their budget deficits and debt levels. These programs are positive for bonds in that lower government spending tends to reduce inflationary pressures and lower issuance of government debt reduces supply pressures on the bond market. In the Japanese market, powerful deflationary forces have supported a drop in yields to historically low levels. We now feel this process may be drawing to an end, given a reversal of priorities at the central bank from fighting inflation, which is now non-existent, to offsetting the downward spiral of deflation. The high returns of the U.S. bond market, as measured by the Lehman Brothers Government Bond Index, have been echoed in other U.S. dollar-bloc markets, including Australia, New Zealand, and Canada, all of which saw positive performance over the past year according to Salomon Brothers. Currently, the Australian market offers significantly higher yields than the U.S. market, and, we believe, represents good value. As long as the outlook for U.S. bonds remains positive, these related markets could outperform the U.S. market.

Stock Markets
After some volatility late in the third quarter, the stock market continued to strengthen. Although many companies reported solid third-quarter results, there was some weakness in the earnings of retail, financial services and even some technology companies. However, a slowdown in earnings may be a positive development if it is an indication that the economy is not overheating and inflation is under control. While we see a deceleration of corporate earnings as the inevitable consequence of traditional business cycles, we remain encouraged by the high absolute level of profitability among U.S. companies. Also, many companies' increasing emphasis on cost containment and growing use of technology have helped keep them highly competitive and reasonably profitable. Looking ahead, we believe that a stabilizing interest rate environment, coupled with reasonable earnings reports, could justify current market valuations.

Comments from the portfolio manager of this Series are presented on the following page. We appreciate your support and welcome any questions or comments you may have.

Respectfully,



/s/ A. Keith Brodkin                              /s/ Maura Shaughnessy
--------------------------                        ---------------------
A. Keith Brodkin                                  Maura Shaughnessy
Chairman and President                            Portfolio Manager

January 12, 1996

MFS(R) UTILITIES SERIES

Declining interest rates provided a positive environment for utility stocks over the past 12 months and helped bring their performance in line with broad market averages. For the year ended December 31, 1995, the Utilities Series provided a total return of +33.94%, compared to a +41.13% return for the Standard & Poor's Utility Index. Currently, the Series remains overweighted in domestic utility stocks relative to the S&P Utility Index. Although competition is emerging in this industry, the pace of change is slower than had been anticipated. The Series is currently emphasizing electric utilities which are taking the necessary steps to improve their competitive position. At this juncture, we believe the mid-tier-quality group offers much higher risk-adjusted returns than the high-quality segment. Portland General and PECO Energy, two of the Series' largest holdings, fit these criteria. The Series is underweighted in the regional Bell operating companies because we believe most of the good news in terms of legislation and growth prospects is reflected in the prices of these stocks, which have been strong performers so far this year. Although stocks of the long-distance companies have been solid performers, the Series remains overweighted in these stocks because we are seeing accelerating growth in long-distance volumes and more reasonable valuations. Two of the Series' largest holdings, Frontier Corp. and MCI Communications, are in the long-distance telephone sector. The Series is also overweighted in gas utility stocks, focusing on pipeline companies with expansion opportunities and/or those which are improving the performance of their non-regulated subsidiaries.
William Cos. and Westcoast Energy are two such companies.

Currently, 15.6% of the Series' total net assets are invested in international utilities. We believe these investments typically offer superior growth opportunities and more favorable regulatory treatment than domestic utilities. For example, Tele Danmark, the Series' largest international holding, offers solid earnings and dividend growth.

Finally, real estate investment trusts (REITs) currently comprise about 10% of the Series' total net assets. We believe these investments offer above-average dividend growth with superior yield potential. In keeping with our strategy of remaining well-diversified, we have invested in storage, health care, industrial-office and manufactured-housing REITs.

PORTFOLIO MANAGER PROFILE

Maura Shaughnessy joined MFS in 1991 as an equity analyst. A graduate of Colby College and the Amos Tuck School of Business at Dartmouth College, she was promoted to Assistant Vice President in 1992 and Vice President in 1993. She has managed the MFS Utilities Series since January 1995. Ms. Shaughnessy is a Chartered Financial Analyst.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Utilities Series shares in comparison to various market indicators. Series results do not reflect the deduction of any applicable surrender charge. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from January 3, 1995* to December 31, 1995)

  Date     Days  MFS Utilities Series  S&P Utility Index Consumer Price Index
--------   ----  --------------------  ----------------- --------------------
 1/ 3/95     0        10,000                 10,000           10,000
 1/31/95    28        10,240                 10,779           10,040
 2/28/95    56        10,340                 10,758           10,080
 3/31/95    87        10,280                 10,690           10,114
 4/30/95   117        10,670                 11,089           10,147
 5/31/95   148        11,030                 11,435           10,167
 6/30/95   178        11,260                 11,484           10,187
 7/31/95   209        11,750                 11,779           10,187
 8/31/95   240        11,920                 12,019           10,214
 9/30/95   270        12,470                 12,772           10,234
10/31/95   301        12,620                 13,043           10,267
11/30/95   331        12,830                 13,186           10,261
12/31/95   362        13,394                 14,113           10,254

AGGREGATE TOTAL RETURNS
                                                                     1/03/95* -
                                                                    12/31/95
===============================================================================
MFS Utilities Series                                                +33.94%
-------------------------------------------------------------------------------
Standard & Poor's Utility Index#\1/                                 +41.13%
-------------------------------------------------------------------------------
Consumer Price Index{S}\1/                                          +  2.54%
-------------------------------------------------------------------------------

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. All Series results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable. All Series results do not reflect expenses that would be imposed by insurance company separate accounts.

  *Commencement of investment operations.
  #The Standard & Poor's Utility Index is an unmanaged, market-value-weighted index of all utility stocks in the S&P 500.
{S}The Consumer Price Index is a popular measure of change in prices. \1/Source: Lipper Analytical Services, Inc.

PORTFOLIO OF INVESTMENTS - December 31, 1995

Common Stocks - 74.1%
===================================================================================================
Issuer                                                                      Shares            Value
---------------------------------------------------------------------------------------------------
U.S. Stocks - 58.5%
   Consumer Goods and Services - 1.9%
      Philip Morris Cos., Inc.                                                 500   $       45,250
---------------------------------------------------------------------------------------------------
   Real Estate Investment Trusts - 9.9%
      Beacon Properties Corp.                                                1,000   $       23,000
      FelCor Suite Hotels, Inc.                                                800           22,200
      Hospitality Properties Trust                                           1,000           26,750
      LTC Properties, Inc.                                                     200            3,000
      National Health Investors, Inc.                                        1,050           34,781
      Public Storage, Inc.                                                   2,600           49,400
      Reckson Associates Realty Corp.                                          600           17,625
      Sovran Self Storage, Inc.                                                500           13,250
      TriNet Corporate Realty Trust, Inc.                                    1,600           43,600
                                                                                     --------------
                                                                                     $      233,606
---------------------------------------------------------------------------------------------------
   Utilities - Electric - 17.1%
      CMS Energy Corp.                                                       1,750   $       52,281
      Cinergy Corp.                                                          1,000           30,625
      FPL Group, Inc.                                                          200            9,275
      Illinova Corp.                                                         1,800           54,000
      PECO Energy Co.                                                        1,000           30,125
      Pinnacle West Capital Corp.                                            1,600           46,000
      Portland Gen Corp.                                                     2,900           84,463
      Public Service Company of New Mexico*                                  1,000           17,625
      SCEcorp                                                                1,000           17,750
      Texas Utilities Co.                                                    1,000           41,125
      Unicom Corp.                                                             700           22,925
                                                                                     --------------
                                                                                     $      406,194
---------------------------------------------------------------------------------------------------
   Utilities - Gas - 16.0%
      Coastal Corp.                                                          1,400   $       52,150
      El Paso Natural Gas Co.                                                  300            8,512
      Enron Corp.                                                            1,000           38,125
      Equitable Resources, Inc.                                              1,000           31,250
      Noble Affiliates, Inc.                                                 1,400           41,825
      Pacific Enterprises                                                    1,200           33,900
      Panhandle Eastern Corp.                                                1,800           50,175
      Questar Corp.                                                            100            3,350
      Sonat, Inc.                                                              500           17,813
      Westcoast Energy, Inc.                                                 2,520           36,855
      Williams Cos., Inc.                                                    1,500           65,812
                                                                                     --------------
                                                                                     $      379,767
---------------------------------------------------------------------------------------------------
   Utilities - Telephone - 13.6%
      AT&T Corp.                                                             1,000   $       64,750
      Ameritech Corp.                                                          800           47,200
      Frontier Corp.                                                         2,200           66,000
      GTE Corp.                                                              1,100           48,400
      MCI Communications Corp.                                               1,500           39,188
      SBC Communications, Inc.                                               1,000           57,500
                                                                                     --------------
                                                                                     $      323,038
---------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                    $    1,387,855
---------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued

Common Stocks - continued
===================================================================================================
Issuer                                                                      Shares            Value
---------------------------------------------------------------------------------------------------
Foreign Stocks - 15.6%
   Argentina - 1.3%
      Central Costenera, ADR (Utilities - Electric)##                        1,000   $       31,125
---------------------------------------------------------------------------------------------------
   Brazil - 0.2%
      Telecomunicacoes Brasileiras SA (Utilities - Telephone)                  100   $        4,737
---------------------------------------------------------------------------------------------------
   Canada - 1.2%
      TransCanada Pipelines Ltd. (Utilities - Gas)                           2,000   $       27,500
---------------------------------------------------------------------------------------------------
   Chile - 3.8%
      Chilectra SA, ADR (Utilities - Electric)*                              1,000   $       48,326
      Chilgener SA, ADR (Utilities - Electric)                               1,700           42,500
                                                                                     --------------
                                                                                     $       90,826
---------------------------------------------------------------------------------------------------
   Denmark - 2.4%
      Tele Danmark, ADR (Utilities - Telephone)                              2,100   $       58,012
---------------------------------------------------------------------------------------------------
   Italy - 1.7%
      Telecom Italia S.p.A. (Utilities - Telephone)                         37,400   $       39,367
---------------------------------------------------------------------------------------------------
   Mexico - 0.1%
      Telefonos de Mexico, ADR (Utilities - Telephone)                         100   $        3,188
---------------------------------------------------------------------------------------------------
   Spain - 1.3%
      Empresa Nacional de Electricidad, ADR (Utilities - Electric)             200   $       11,450
      Iberdrola (Utilities - Electric)                                       2,000           18,299
                                                                                     --------------
                                                                                     $       29,749
---------------------------------------------------------------------------------------------------
   United Kingdom - 3.6%
      London Electricity (Utilities - Electric)                                700   $        6,239
      National Grid Group plc (Utilities - Electric)*                          596            1,849
      National Power (Utilities - Electric)*                                 5,000           11,993
      PowerGen PLC (Utilities - Electric)                                    5,000           41,338
      PowerGen PLC, ADR (Utilities - Electric)                               7,000           24,073
                                                                                     --------------
                                                                                     $       85,492
---------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                 $      369,996
---------------------------------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $1,525,644)                                    $    1,757,851
---------------------------------------------------------------------------------------------------
Convertible Preferred Stocks - 0.8%
===================================================================================================
U.S. Convertible Preferred Stock - 0.3%
      Enron Corp., 6.25% (Utilities - Gas)                                     300   $        7,200
---------------------------------------------------------------------------------------------------
Foreign Convertible Preferred Stock - 0.5%
   Argentina
      Compania Inversiones Telephone, 7% (Utilities - Telephone)##             200   $       11,200
---------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $18,074)                        $       18,400
---------------------------------------------------------------------------------------------------
Non-Convertible Bonds - 11.4%
===================================================================================================
                                                                  Principal Amount
                                                                     (000) Omitted
---------------------------------------------------------------------------------------------------
   U.S. Treasury Notes, 6.125s, 2000                                          $100   $      103,000
   U.S. Treasury Notes, 7.25s, 2004                                            150          166,804
---------------------------------------------------------------------------------------------------
Total Non-Convertible Bonds (Identified Cost, $266,430)                              $      269,804
---------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS- continued

Convertible Bonds - 0.6%
===================================================================================================
                                                                  Principal Amount
Issuer                                                               (000) Omitted            Value
---------------------------------------------------------------------------------------------------
   Assisted Living Concepts, 7s, 2005 (Real Estate
      Investment Trusts)                                                       $10   $       10,275
   System Energy Resources, 7.38s, 2000 (Utilities - Electric)                   5            4,888
---------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $15,000)                                   $       15,163
---------------------------------------------------------------------------------------------------

Short-Term Obligation - 18.9%
===================================================================================================
   Federal Home Loan Mortgage Corp., due 1/02/96 - 1/22/96,
      at Amortized Cost                                                       $450   $      449,079
---------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,274,227)                                      $    2,510,297
Other Assets, Less Liabilities - (5.8)%                                                    (137,128)
===================================================================================================
Net Assets - 100.0%                                                                  $    2,373,169
---------------------------------------------------------------------------------------------------
  *Non-income producing security.
 ##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
===============================================================================================
December 31, 1995
-----------------------------------------------------------------------------------------------
Assets:
   Investments, at value (identified cost, $2,274,227)                            $   2,510,297
   Cash                                                                                  38,731
   Receivable for investments sold                                                       20,445
   Interest and dividends receivable                                                     16,329
   Receivable from investment adviser                                                     7,951
   Deferred organization expenses                                                         7,377
                                                                                  -------------
         Total assets                                                             $   2,601,130
                                                                                  -------------
Liabilities:
   Payable for investments purchased                                              $     213,727
   Payable to affiliates for management fee                                                 146
   Accrued expenses and other liabilities                                                14,088
                                                                                  -------------
         Total liabilities                                                        $     227,961
                                                                                  -------------
Net assets                                                                        $   2,373,169
                                                                                  =============
Net assets consist of:
   Paid-in capital                                                                $   2,131,211
   Unrealized appreciation on investments and translation
      of assets and liabilities in foreign currencies                                   235,992
   Accumulated undistributed net realized gain on investments
      and foreign currency transactions                                                   2,871
   Accumulated undistributed net investment income                                        3,095
                                                                                  -------------
         Total                                                                    $   2,373,169
                                                                                  =============
Shares of beneficial interest outstanding                                               188,778
                                                                                  =============
Net asset value, offering price and redemption price
   per share (net assets of $2,373,169 / 188,778 shares
   of beneficial interest outstanding)                                                $12.57
                                                                                  =============

See notes to financial statements

Statement of Operations
==================================================================================================
Period Ended December 31, 1995*
--------------------------------------------------------------------------------------------------
Net investment income:
   Income -
      Dividends                                                                      $      53,080
      Interest                                                                               6,604
      Foreign taxes withheld                                                                (1,497)
                                                                                     -------------
         Total investment income                                                     $      58,187
                                                                                     -------------
   Expenses -
      Management fee                                                                 $       9,376
      Trustees' compensation                                                                 1,725
      Shareholder servicing agent fee                                                          430
      Auditing fees                                                                         14,843
      Printing                                                                               7,038
      Amortization of organization expenses                                                  1,811
      Custodian fee                                                                          1,215
      Legal fees                                                                               682
      Miscellaneous                                                                          1,244
                                                                                     -------------
         Total expenses                                                              $      38,364
      Reduction of expenses by investment adviser                                          (25,513)
      Fees paid indirectly                                                                    (349)
                                                                                     -------------
         Net expenses                                                                $      12,502
                                                                                     -------------
            Net investment income                                                    $      45,685
                                                                                     -------------
Realized and unrealized gain (loss) on investments:
   Realized gain (loss) (identified cost basis) -
      Investment transactions                                                        $     103,844
      Foreign currency transactions                                                            (24)
                                                                                     -------------
         Net realized gain on investments and foreign currency transactions          $     103,820
                                                                                     -------------
   Change in unrealized appreciation (depreciation) -
      Investments                                                                    $     236,070
      Translation of assets and liabilities in foreign currencies                              (78)
                                                                                     -------------
         Net unrealized gain on investments                                          $     235,992
                                                                                     -------------
            Net realized and unrealized gain on investments and foreign currency     $     339,812
                                                                                     -------------
               Increase in net assets from operations                                $     385,497
                                                                                     =============

*For the period from the commencement of investment operations, January 3, 1995 to December 31, 1995.

See notes to financial statements

Statement of Changes in Net Assets
==================================================================================================
Period Ended December 31, 1995*
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
   Net investment income                                                             $      45,685
   Net realized gain on investments and foreign currency transactions                      103,820
   Net unrealized gain on investments and foreign currency translation                     235,992
                                                                                     -------------
      Increase in net assets from operations                                         $     385,497
                                                                                     -------------
Distributions declared to shareholders -
   From net investment income                                                        $     (42,590)
   From net realized gain on investments and foreign currency transactions                (100,949)
                                                                                     -------------
      Total distributions declared to shareholders                                   $    (143,539)
                                                                                     -------------
Series share (principal) transactions -
   Net proceeds from sale of shares                                                  $   3,789,585
    Net asset value of shares issued to shareholders in reinvestment of
      distributions                                                                        143,519
   Cost of shares reacquired                                                            (1,810,493)
                                                                                     -------------
      Increase in net assets from Series share transactions                          $   2,122,611
                                                                                     -------------
         Total increase in net assets                                                $   2,364,569
Net asssets:
      At beginning of period                                                                 8,600
                                                                                     -------------
      At end of period (including accumulated undistributed net investment
         income of $3,095)                                                           $   2,373,169
                                                                                     =============

*For the period from the commencement of investment operations, January 3, 1995 to December 31, 1995.

See notes to financial statements

Financial Highlights
==================================================================================================
Period ended December 31, 1995*
--------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                $       10.00
                                                                                     -------------
Income from investment operations# -
   Net investment income{S}                                                          $        0.39
   Net realized and unrealized gain on investments and foreign currency transactions          3.00
                                                                                     -------------
      Total from investment operations                                               $        3.39
                                                                                     -------------
Less distributions declared to shareholders -
   From net investment income                                                        $       (0.24)
   From net realized gain on investments and foreign currency transactions                   (0.58)
                                                                                     -------------
      Total distributions declared to shareholders                                   $       (0.82)
                                                                                     -------------
Net asset value - end of period                                                      $       12.57
                                                                                     =============
Total return                                                                                33.94%++
Ratios (to average net assets)/Supplemental data{S}:
   Expenses                                                                                  1.00%+
   Net investment income                                                                     3.66%+
Portfolio turnover                                                                             94%
Net assets at end of period (000 omitted)                                            $       2,373

  *For the period from the commencement of investment operations, January 3, 1995 to December 31, 1995.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
{S}The adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00%
   of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:

      Net investment income                                                          $        0.17
      Ratios (to average net assets):
         Expenses                                                                            3.08%+
         Net investment income                                                               1.62%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Utilities Series (the Series) is a non-diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following twelve series:
MFS Bond Series, MFS Emerging Growth Series, MFS Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series and MFS World Government Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. The Series was seeded on or about February 1, 1994, but remained inactive until the current period. The commencement of investment operations took place on January 3, 1995. As of December 31, 1995 there were nine shareholders in the Series.

(2) Significant Accounting Policies
Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Series may enter into repurchase agreements with institutions that the Series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Series requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Series to obtain those securities in the event of a default under the repurchase agreement. The Series monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Series under each such repurchase agreement.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of investment operations of the Series.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank and Trust Company, the Trust's dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of its average daily net assets. Under a temporary expense reimbursement agreement with MFS, MFS has voluntarily agreed to limit the operating expenses of the Series at levels which increase over time. Currently MFS has agreed to limit the Series' expenses at an effective annual rate of 1.00% of its average daily net assets. MFS will pay all Series expenses in excess of the current limit subject to reimbursement by the Series at a later date. To the extent that actual Series' expenses do not reach the limit, the Series will reimburse MFS for prior expenses paid by MFS on behalf of the Series such that the Series' expense ratio does not exceed 1.00% of its average daily net assets. At December 31, 1995, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $25,513.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain of the officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                                Purchases          Sales
========================================================================================================
   U.S. government securities                                              $      266,430        -
                                                                           --------------  -------------
   Investments (non-U.S. government securities)                            $    2,690,127  $   1,218,715
                                                                           ==============  =============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

   Aggregate cost                                                                          $   2,274,228
                                                                                           -------------
   Gross unrealized appreciation                                                           $     248,775
   Gross unrealized depreciation                                                                 (12,623)
                                                                                           -------------
      Net unrealized appreciation                                                          $     236,152
                                                                                           =============

(5) Shares of Beneficial Interest
The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

Period Ended December 31, 1995*                                                   Shares           Amount
=========================================================================================================
Shares sold                                                                      322,691   $    3,789,585
Shares issued to shareholders in reinvestment of distributions                    11,463          143,519
Shares reacquired                                                               (146,236)      (1,810,493)
                                                                             -----------   --------------
   Net increase                                                                  187,918   $    2,122,611
                                                                             ===========   ==============

*For the period from the commencement of investment operations, January 3, 1995 to December 31, 1995.

(6) Line of Credit
The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter.

(7) Financial Instruments
The Series trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 1995, the Series had no such commitments under these contracts.

(8) Restricted Securities
The Series may not invest more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 1995, the Series owned the following restricted securities (constituting 1.8% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. Certain of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                                                        Date of      Share
Description                                         Acquisition     Amount           Cost           Value
=========================================================================================================
Central Costenera, ADR                        1/05/95 - 8/25/95      1,000   $     25,428   $      31,125
Compania Inversiones Telephone, 7%                      1/05/95        200         11,550          11,200
                                                                                            -------------
                                                                                            $      42,325
                                                                                            =============

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Utilities Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Series (the Series) (one of the series constituting MFS Variable Insurance Trust) as of December 31, 1995, the related statements of operations and changes in net assets and financial highlights for the period from January 3, 1995 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Utilities Series at December 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the stated period in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP


Boston, Massachusetts
February 2, 1996








     ----------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                 VUF-2-2/96/7.5M